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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 14, 2001
              (Date of earliest event reported: February 13, 2001)




                          SOUTHERN NATURAL GAS COMPANY
             (Exact name of registrant as specified in the charter)


               Delaware                                 1-2745                                63-0196650
    (State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
             incorporation


                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 420-2131

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 ITEM 5. OTHER EVENTS.

         On February 13, 2001, Southern Natural Gas Company (the "Company"), a wholly owned subsidiary of El Paso Corporation, entered into an Underwriting Agreement with Credit Suisse First Boston Corporation, Credit Lyonnais Securities (USA) Inc. and Salomon Smith Barney Inc., pursuant to which the Company issued $300 million aggregate principal amount of 7.35% Notes Due February 15, 2031 (the "Notes"). The net proceeds from the sale of the Notes were approximately $297 million, and will be used by the Company to pay off $100 million of its 8.875% Notes due 2001 and for general corporate purposes, including anticipated capital expenditures and working capital increases. Under the Company's cash management agreement with El Paso, the Company invests its excess cash with El Paso. Some or all of the net proceeds from the sale of the Notes may be invested temporarily with El Paso.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  (c)    EXHIBITS.

   Exhibit
   Number                  Description
   ------                  ------------

     1.1       Underwriting Agreement dated as of February 8, 2001

     4.1 Second Supplemental Indenture dated as of February 13, 2001, between the Company and The Chase Manhattan Bank, as Trustee, including the form of 7.35% Note Due February 15, 2031

     5.1       Opinion of Andrews & Kurth L.L.P. as to the legality of the Notes

     12.1      Computation of Ratio of Earnings to Fixed Charges

     23.1      Consent of PricewaterhouseCoopers LLP, independent accountants

     23.2      Consent of Andrews & Kurth L.L.P. (included in Exhibit 5.1)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SOUTHERN NATURAL GAS COMPANY



                                       By:     /s/ JEFFREY I. BEASON
                                         ---------------------------------------
                                                  Jeffrey I. Beason
                                          Senior Vice President and Controller


Date:  February 14, 2001

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                                 EXHIBIT INDEX


   Exhibit
   Number                  Description
   ------                  ------------

     1.1       Underwriting Agreement dated as of February 8, 2001

     4.1 Second Supplemental Indenture dated as of February 13, 2001, between the Company and The Chase Manhattan Bank, as Trustee, including the form of 7.35% Note Due February 15, 2031

     5.1       Opinion of Andrews & Kurth L.L.P. as to the legality of the Notes

     12.1      Computation of Ratio of Earnings to Fixed Charges

     23.1      Consent of PricewaterhouseCoopers LLP, independent accountants

     23.2      Consent of Andrews & Kurth L.L.P. (included in Exhibit 5.1)